INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

We are subject to taxation in the United States and California.  The provision for (benefit from) income taxes for the years ended December 31, 2016 and 2015 are summarized below:

	2016	2015
Current:
Federal	$(800)	$(759,428)
State	3,200	2,400
Total current	2,400	(757,028)

Deferred:
Federal	2,552,758	(525,815)
State	650,597	(96,157)
Change in valuation allowance	(3,203,355)	621,972
Total deferred	-	-
Income tax provision (benefit)	$2,400	$(757,028)

As a result of the Novalere acquisition and the intangible assets acquired (see Note 3), we released $759,428 of its deferred tax valuation allowance during the year ended December 31, 2015 which is recorded as an increase in goodwill (see Note 4) and benefit from income taxes in the accompanying consolidated statement of operations. We also recorded an impairment against this goodwill of $759,428. At December 31, 2016, we had federal net operating loss carry forwards of approximately $20,890,000 which may be offset against future taxable income through 2036, and a California net operating loss carryforward of approximately $19,736,000.  No net deferred tax assets are recorded at December 31, 2016 and 2015, as all deferred tax assets and liabilities have been fully offset by a valuation allowance due to the uncertainty of future utilization.

At December 31, 2016 and 2015, the approximate deferred tax assets (liabilities) consist of the following:

	2016	2015

Net operating loss carry-forwards	$8,108,000	$3,792,000
State taxes	1,000	1,000
Equity based instruments	374,000	1,585,000
Deferred compensation	916,000	575,000
Intangibles	-	158,000
Derivative liabilities	127,000	120,000
Other	125,000	106,000
Total deferred tax assets	9,651,000	6,337,000

Intangibles	(1,572,000)	(1,687,000)
Warrants	(170,000)	(23,000)
Debt discount	(252,000)	(172,000)
Other	(4,000)	(5,000)
Total deferred tax liabilities	(1,998,000)	(1,887,000)

Less: valuation allowance	(7,653,000)	(4,450,000)

Net deferred tax assets	$-	$-

At December 31, 2016 and 2015, we have recorded a full valuation allowance against its net deferred tax assets of approximately $7,653,000 and $4,450,000 respectively.  The change in the valuation allowance during the years ended December 31, 2016 and 2015 was an increase of approximately $3,203,000 and a decrease of approximately $622,000, respectively, and a full valuation allowance has been recorded since, in the judgement of management, these net deferred tax assets are not more likely than not to be realized.  The ultimate realization of deferred tax assets and liabilities is dependent upon the generation of future taxable income during periods in which those temporary differences and carryforwards become deductible or are utilized.

Pursuant to Section 382 of the Internal Revenue Code of 1986, the annual utilization of a company's net operating loss carryforwards could be limited if we experience a change in ownership of more than 50 percentage points within a three-year period. An ownership change occurs with respect to a corporation if it is a loss corporation on a testing date and, immediately after the close of the testing date, the percentage of stock of the corporation owned by one or more five-percent shareholders has increased by more than 50 percentage points over the lowest percentage of stock of such corporation owned by such shareholders at any time during the testing period. We do not believe such an ownership change occurred subsequent to the reverse merger transaction.

We have experienced an ownership change with regard to Semprae operating losses. Out of approximately $19,482,000 of Federal and California NOLs as of December 24, 2013, only approximately $44,000 per year can be used going forward for a total of approximately $844,000 each.

We have experienced an ownership change with regard to Novalere operating losses.  A study has not been completed to evaluate the impact on the utilization of those losses.

A reconciliation of the statutory federal income tax rate for the years ended December 31, 2016 and 2015 to the effective tax rate is as follows:

	2016	2015
Expected federal tax	34.00%	34.00%
State tax (net of federal benefit)	(0.02)%	(0.04)%
Contingent consideration	(3.15)%	0.94%
Fair value of embedded conversion feature in excess of allocated debt proceeds	(5.01)%	-%
Restricted stock	(7.34)%	-%
Release of valuation allowance	-%	18.10%
Other	0.86%	0.57%
Valuation allowance	(19.36)%	(35.49)%

Total	(0.02)%	18.08%

We follow FASB ASC 740-10, Uncertainty in Income Taxes. We recognize interest and penalties associated with uncertain tax positions as a component of income tax expense. We do not have any unrecognized tax benefits or a liability for uncertain tax positions at December 31, 2016 and 2015. We do not expect to have any unrecognized tax benefits within the next twelve months. We recognize accrued interest and penalties associated with uncertain tax positions, if any, as part of income tax expense. There were no tax related interest and penalties recorded for 2016 and 2015. Since we incurred net operating losses in every tax year since inception, all of its income tax returns are subject to examination and adjustments by the IRS for at least three years following the year in which the tax attributes are utilized.